Exhibit 10.75

GUY CARPENTER

ADDENDUM NO. 3

to the

PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

Effective: January 1, 2000

(hereinafter referred to as the “Agreement”)

entered into by and between

SCPIE HOLDINGS, Inc.

and/or S.C.P.I.E. INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE SPECIALTY COMPANY,

and/or S.C.P.I.E. INSURANCE SERVICES, INC.,

and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.

Los Angeles, California

(hereinafter collectively referred to as the “Company”)

and

The Subscribing Reinsurer(s) executing the

Interests and Liabilities Contract(s)

attached to and forming a part

of this Agreement

(hereinafter referred to as the “Reinsurer”)

Effective December 31, 2004, the Agreement shall be amended as follows:

1.	Paragraph A of Article 4 – Term – is amended to read:

A.	Except as provided in paragraph B. below, this Agreement shall apply to claims made, on policies in force, issued or renewed on and after January 1, 2000, during the seventy-two (72) month period beginning January 1, 2000 and ending December 31, 2005, both days inclusive.

2.	Paragraphs B and C of Article 15–Profit Commission – are amended to read:

B.

The term “Agreement period” shall mean the period commencing January 1, 2000 and ending December 31, 2005, both days inclusive. It is further agreed that the first calculation of profit commission shall be computed as of December 31, 2000, and annually thereafter, and that payment of any Profit Commission for the Agreement period shall be made by the Reinsurer to the Company as of December 31, 2007. The Company agrees that payment of any Profit Commission shall be subject to complete

GUY CARPENTER

commutation at mutually agreeable terms as respects all losses reported within the Profit Commission period. Payment of any Profit Commission by the Reinsurer shall constitute full and final release from all further loss development.

C.	However, notwithstanding the above, the Company at its option may elect to receive, as of December 31, 2004, a provisional payment of 80% of the expected total Profit Commission hereunder through December 31, 2004. Should the provisional Profit Commission calculation result in a deficit, then any previous provisional payments received by the Company shall be returned to the Reinsurer.

3.	The following shall be added as Article 31– Offset:

OFFSET

The Company and the Reinsurer may offset any balance or amount due from one party to the other tinder this Agreement or any other agreement heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. This provision shall not be affected by the insolvency of either party to this Agreement.

All other terms and conditions ofthe Agreement shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

This 14th day of July, in the year 2005

SCPIE HOLDINGS, Inc.

and/or S.C.P.I.E. INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE SPECIALTY COMPANY,

and/or S.C.P.I.E. INSURANCE SERVICES, INC.,

and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.

PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

GUY CARPENTER

ENDORSEMENT NO. 3

to the

INTERESTS AND LIABILITIES CONTRACT

Effective: January 1, 2000

(hereinafter referred to as the “Contract”)

of

HANNOVER RUCKVERSICHERUNG AG

(hereinafter referred to as the “Subscribing Reinsurer”)

with respect to the

PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT

Effective: January 1, 2000

(hereinafter referred to as the “Agreement”)

issued to

SCPIE HOLDINGS, Inc.

and/or S.C.P.I.E. INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE SPECIALTY COMPANY,

and/or S.C.P.I.E. INSURANCE SERVICES, INC.,

and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.

Los Angeles, California

(hereinafter collectively referred to as the “Company”)

Addendum No. 3 to the Agreement, as executed by the Company, shall form part of the Agreement effective December 31, 2004.

GUY CARPENTER

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s) as follows:

this 30th day of September, in the year 2005.

HANNOVER RUCKVERSICHERUNG AG

hannoverre
Hannover Rückversicherung AG

North American Treaty Dpt.

Market Reference Number: LY2422A

SCPIE HOLDINGS, Inc.

and/or S.C.P.I.E. INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE INDEMNITY COMPANY,

and/or AMERICAN HEALTHCARE SPECIALTY COMPANY,

and/or S.C.P.I.E. INSURANCE SERVICES, INC.,

and/or S.C.P.I.E. MANAGEMENT SERVICES, INC.

PER POLICY EXCESS OF LOSS REINSURANCE AGREEMENT